Supplement dated February 26, 1998
     to Prospectus dated August 1, 1997, as supplemented through
                        September 1, 1997 of
               BT Alex. Brown Cash Reserve Fund, Inc.
         (Prime Series, Treasury Series and Tax-Free Series)



       The Prospectus dated August 1, 1997, as supplemented through September 1, 1997 of BT Alex. Brown Cash Reserve Fund,
  Inc. (the "Fund") is hereby further amended and supplemented with respect to the Tax-Free Series as follows:

       Under the terms of the Investment Advisory Agreement for the Tax-Free Series which was approved by shareholders of the Tax-Free Series on August 14, 1997, the Board of Directors of the
  Fund has authorized Investment Company Capital Corp. ("ICC"), the Fund's investment advisor, to delegate to Bankers Trust Company ("Bankers Trust") the day-to-day portfolio management responsibilities for the Tax-Free Series, effective as of April
  1, 1998.  These functions were previously handled by PNC
  Institutional Management Corporation. The Tax-Free Series will con-tinue to be managed in accordance with the same investment policies and strict quality standards that have been in place since the Series' inception in 1990. Bankers Trust is a wholly-owned subsidiary of Bankers Trust New York Corporation and an affiliate of ICC.
  Bankers Trust, a New York banking corporation originally founded as a trust bank in 1903, provides financial services to corporations, governments, financial institutions, and private clients worldwide.
  As of December 31, 1997, Bankers Trust managed over $300 billion in assets including approximately $236 million in tax-free money market funds. Bankers Trust is located at 130 Liberty Street, New York, New York 10006.



         PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

















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                  Supplement dated February 26, 1998
     to Prospectus dated August 1, 1997, as supplemented through
                        September 1, 1997 of
     BT Alex. Brown Cash Reserve Fund, Inc.-Institutional Shares
         (Prime Series, Treasury Series and Tax-Free Series)


       The Prospectus dated August 1, 1997, as supplemented through September 1, 1997 of BT Alex. Brown Cash Reserve Fund,
  Inc.-Institutional Shares (the "Fund") is hereby further amended and supplemented with respect to the Tax-Free Series as follows:

       Under the terms of the Investment Advisory Agreement for the Tax-Free Series which was approved by shareholders of the Tax-Free Series on August 14, 1997, the Board of Directors of the
  Fund has authorized Investment Company Capital Corp. ("ICC"), the
  Fund's investment advisor, to delegate to Bankers Trust Company
  ("Bankers Trust") the day-to-day portfolio management responsibilities for the Tax-Free Series, effective as of April 1, 1998. These functions were previously handled by PNC Institutional Management Corporation.
  The Tax-Free Series will continue to be managed in accordance with the same investment policies and strict quality standards that have been in place since the Series' inception in 1990. Bankers Trust is a wholly-owned subsidiary of Bankers Trust New York Corporation and an affiliate of ICC. Bankers Trust, a New York banking corporation originally founded as a trust bank in 1903, provides banking, trust and other financial services to corporations, governments, financial institutions, and private clients worldwide. As of December 31, 1997, Bankers Trust managed over $300 billion in assets including approximately $236 million in tax-free money market funds. Bankers Trust is located at 130 Liberty Street, New York, New York 10006.



            PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

















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